CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net earnings (loss)	$ 171,577	$ 94,352	$ (979,912)
Other comprehensive (loss) income:
Change in foreign currency translation adjustment (net of tax benefit of $4,711 in 2010 and tax provision of $2,186 in 2009)	(49,438)	(4,504)	15,289
Change in net unrealized gains (losses) on available-for-sale securities (net of tax provision of $5,460 in 2011,tax benefit of $1,555 in 2010 and tax provision of $1,440 in 2009)	11,212	(2,720)	7,405
Total other comprehensive (loss) income	(38,226)	(7,224)	22,694
Comprehensive income (loss)	133,351	87,128	(957,218)
Comprehensive loss attributable to noncontrolling interests	10,893	5,274	719
Comprehensive Income (Loss) attributable to IAC shareholders	$ 144,244	$ 92,402	$ (956,499)